UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2011

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction

of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015-4633
(Address of principal executive offices)	(Zip Code)

(847) 948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.

On December 13, 2011, Baxter International Inc. (“Baxter”) and Synovis Life Technologies, Inc. (“Synovis”) issued a joint press release announcing that they had signed a definitive agreement pursuant to which Baxter will acquire Synovis for $28 cash per Synovis share. A copy of the joint press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

99.1	Joint Press Release of Baxter and Synovis, dated December 13, 2011.

Additional Information and Where to Find It

In connection with the proposed acquisition and required shareholder approval, Synovis will file with the SEC a proxy statement. The proxy statement will be mailed to the shareholders of Synovis. Synovis’s shareholders are urged to read the proxy statement and other relevant materials when they become available because they will contain important information about the acquisition and Synovis. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Synovis by going to Synovis’s Investor Information page on its corporate website at www.synovislife.com.

Synovis and its officers and directors may be deemed to be participants in the solicitation of proxies from Synovis’s shareholders with respect to the acquisition. Information about Synovis’s executive officers and directors and their ownership of Synovis stock is set forth in the proxy statement for the Synovis 2011 Annual Meeting of Shareholders, which was filed with the SEC on January 18, 2011. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of Synovis and its executive officers and directors in the acquisition by reading the preliminary and definitive proxy statements regarding the merger, which will be filed with the SEC.

In addition, Baxter and its officers and directors may be deemed to have participated in the solicitation of proxies from Synovis’s shareholders in favor of the approval of the merger. Information concerning Baxter’s directors and executive officers is set forth in the proxy statement for the Baxter 2011 Annual Meeting of Stockholders, which was filed with the SEC on March 18, 2011, and other reports filed with the SEC. These documents are available free of charge at the SEC’s website at www.sec.gov or by going to the Reports & Financials page of the Investors tab on Baxter’s corporate website at www.baxter.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

The press release attached as Exhibit 99.1 includes forward-looking statements concerning a definitive agreement between Baxter International Inc. and Synovis Life Technologies, Inc. pursuant to which Baxter will acquire Synovis, including expectations with respect to the closing of the transaction and its financial impact on Baxter. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: the result of the review of the proposed transactions by various regulatory agencies, and any conditions imposed on the companies in connection with consummation of the transactions described herein; approval of the merger by the shareholders of Synovis; satisfaction of various other conditions to the closing of the transactions described in Exhibit 99.1; and other risks identified in Baxter’s and Synovis’s respective reports filed with the SEC, including Baxter’s annual report on Form 10-K for the year ended December 31, 2010 and Synovis’s annual report on Form 10-K for the year ended October 31, 2010. Neither Baxter nor Synovis undertakes to update its forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAXTER INTERNATIONAL INC.

	By:	/s/ Stephanie A. Shinn
Dated: December 13, 2011		Stephanie A. Shinn
Corporate Vice President,
Associate General Counsel and
Corporate Secretary

Exhibit Index

Exhibit No.	Description

99.1	Joint Press Release of Baxter and Synovis, dated December 13, 2011.

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